Summary Prospectus Supplement dated October 31, 2019

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Oppenheimer Senior Floating Rate Plus Fund

This supplement amends the Summary Prospectuses of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses and retain it for future reference.

Effective on or about November 1, 2019, the following changes are made to the Summary Prospectuses:

The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the prospectuses:

“Investment Adviser: Invesco Advisers, Inc.

Investment Sub-Adviser: Invesco Senior Secured Management, Inc.

Portfolio Managers	Title	Length of Service on the Fund
Joseph Welsh	Portfolio Manager	2019 (predecessor fund 2013)
David Lukkes	Portfolio Manager	2019 (predecessor fund 2015)
Anthony Arnese	Portfolio Manager	2019

Effective December 31, 2019, Joseph Welsh will retire as Portfolio Manager of the Fund.”